EXHIBIT 10.8

NON-EXCLUSIVE LICENSE AGREEMENT

This Non-Exclusive License Agreement (this “Agreement”), effective as of July 22, 2013 (the “Effective Date”), is entered into by and between KIP CR P1 LP (“Licensor”) and Crossroads Systems, Inc. (“Licensee”). The parties agree as follows:

1.            Definitions

“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§101 et seq.

“Credit Agreement” means the Credit Agreement, dated July 22, 2013, between Licensee and Fortress Credit Corporation, and all related ancillary agreements.

“Licensed Patents” means (a) the patents and patent applications listed on Exhibit A; (b) all patents and patent applications, including without limitation, any divisions, continuations, and continuations-in-part that directly or indirectly claim priority to or share a common priority claim with any item listed on Exhibit A, or for which any of the patents and patent applications in Exhibit A directly or indirectly forms a basis for priority; (c) extensions, renewals, substitutes, re-examinations and re-issues of any of the items in clause (a) or (b); (d) foreign counterpart patents and patent applications of any of the items clause in (a), (b), or (c), wherever and whenever filed; and (e) inventions, invention disclosures, and discoveries described in any of the Patents or any item in the foregoing categories (a) through (d) that (i) are included in any claim in the Patents or any item in the foregoing categories (a) through (d); (ii) are subject matter capable of being reduced to a patent claim in a reissue or reexamination proceeding brought on any of the Patents or any item in the foregoing categories (a) through (d); or (iii) could have been included as a claim in any of the Patents or any item in the foregoing categories (a) through (d).

“Licensed Product” means any Licensee Product where the making, using, offering for sale, selling or importing of such Licensee Product would infringe one or more claims of the Licensed Patents absent the license granted under Section 2.1.

“Licensee Product” means any product or service of Licensee covered by the Licensed Patents.

“Patent Assignment” means the Patent Assignment executed by Licensee, dated July 22, 2013.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

2.             License

2.1           Non-Exclusive Patent License. Subject to the terms and conditions of this Agreement, starting on the Effective Date and continuing for the duration of the Term (as defined in Section 3.1), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor hereby grants to Licensee a fully paid-up, royalty-free, worldwide, non-transferable, non-exclusive license under the Licensed Patents to make (including the right to practice methods, processes, and procedures), have made (subject to Section 2.2), use, sell, offer for sale, and import Licensed Products. Except as set forth in Section 2.10, the license granted under this Section 2.1 does not include the right to grant sublicenses and Licensee is specifically prohibited from granting sublicenses without Licensor’s specific, prior, written consent, provided however, the parties hereby agree that the license granted under this Section 2.1 shall extend to customers, distributors, resellers and other persons involved in the distribution, manufacture, sale, offer for sale, import or use of Licensed Products, but only to the extent such manufacture, use, sale offer for sale and/or import activities are limited to Licensed Products.

2.2           Have Made Rights. Licensee understands and acknowledges that the “have made” rights granted in Section 2.1 extend only to (a) any Licensed Products that were made by a third party manufacturer on behalf of Licensee prior to the Effective Date and (b) any Licensed Products made by a third party manufacturer on behalf of Licensee or an OEM of Licensee after the Effective Date: (i) for which the Licensed Products will be branded by Licensee; (ii) where the designs, specifications, and working drawings for the manufacture of the Licensed Products to be made by that third party manufacturer are furnished to the third party manufacturer primarily by Licensee; or (iii) which are evolutionary follow-on products of the Licensed Products made by a third party manufacturer on behalf of Licensee prior to the Effective Date.

2.3           Reserved Rights; Limitations. Nothing contained in this Agreement will be construed as conferring any rights by implication, estoppel, or otherwise, under any intellectual property rights other than the rights expressly granted in this Agreement with respect to the Licensed Patents. All rights not expressly granted in this Agreement are reserved by Licensor. Licensee agrees that, as an essential basis of the bargain set forth in this Agreement, the license in Section 2.1 applies solely to the Licensed Patents and does not apply to any other patents, patent applications or other patent rights of Licensor or any affiliate of Licensor (“Additional Patent Rights”), whether held now or later acquired, regardless of whether, and even if, one or more of the claims of such Additional Patent Rights may be infringed by the practice of one or more of the claims of the Licensed Patents.

2.4           Patent Marking. Licensee will mark products made under the license granted in Section 2.1 with the patent numbers of any applicable patents included in the Licensed Patents within a reasonable time from issuance of any patents for any pending applications in the Licensed Patents in a manner that complies with the marking requirements set forth in 35 U.S.C. § 287(a), as amended from time to time, and any other similar laws in other jurisdictions.

2.5           No Patent Laundering. Without limiting any other restriction on the rights and license granted under this Agreement or implying any right not expressly granted under this Agreement, the license granted under this Agreement covers solely Licensed Products and does not cover manufacturing activities that Licensee may undertake for any third parties for the purpose of providing any such third party coverage under the license granted in this Agreement.

2.6           Rights Granted Personal to Licensee; Agreement to Provide Personal Services.

(a)            Licensee expressly understands and agrees that all of the rights granted to Licensee under this Agreement have been granted specifically to Licensee and have been granted to Licensee directly solely because of the Licensee’s specific expertise, skill, know-how and numerous other characteristics. Licensee expressly understands and agrees that, except as set forth in Sections 2.1 and 2.10 of this Agreement, Licensor (i) maintains the sole, exclusive and absolute discretion to grant licenses or not to grant licenses (ii) that, among other things, because the rights granted under this Agreement are personal to Licensee and this Agreement calls for personal services to be provided by Licensee, Licensee is specifically prohibited from assigning this Agreement (or any of the rights granted hereunder) to any other person, without the specific, prior, written consent of Licensor, and (iii) that, among other things, because this Agreement grants only a non-exclusive license, Licensor may grant other non-exclusive licenses to other persons, which Licensor chooses.

(b)           Licensee further expressly understands and agrees that the rights granted under this Agreement are personal to Licensee, that this Agreement requires Licensee to provide personal services and that in the event Licensee becomes subject to a proceeding under the Bankruptcy Code or another insolvency proceeding, (i) neither Licensee, nor any trustee or other person authorized to act for or on behalf of Licensee, shall be entitled to assume or assign this Agreement, pursuant to Section 365 of the Bankruptcy Code or otherwise, without the specific, prior, written consent of Licensor; (ii) until assumption of this Agreement (A) this Agreement shall not be deemed to be property of the estate for any purpose; (B) neither Licensee nor any trustee or other person authorized to act for or on behalf of Licensee, may continue to use the Licensed Patents, the Licensed Products or the Licensee Products; and (C) neither Licensee nor any trustee or other person authorized to act for or on behalf of Licensee may attempt to have this Agreement “ride through” any proceeding under the Bankruptcy Code or another insolvency proceeding; and (iii) Licensee or any trustee or other person authorized to act for or on behalf of Licensee, shall be required to make a determination (and obtain court approval thereof) as to whether to assume or reject this Agreement, no later than 90 days after the commencement of such proceeding (which deadline shall not be extended without the specific, prior, written consent of Licensor and if court approval of any assumption is not obtained prior to the expiration of such period, this Agreement shall be automatically and without the requirement of the taking of any action or notice, be irrevocably deemed to be rejected. Nothing in this Section, this Agreement or otherwise shall be deemed to constitute Licensor’s consent to such assumption.

2.7           Assignment. Licensee expressly understands and agrees that, except as set forth in Section 2.10, this license is not assignable, except with the specific, prior, written consent of Licensor and that Licensor has the sole, exclusive and absolute right to grant or withhold such consent.

2.8           Consent to Assignment or Sublicenses May Not Be Implied. Except as set forth in Sections 2.1 and 2.10, the required consent of Licensor to any assignment or sublicense may not be implied through any action, inaction, prior action or otherwise, including without limitation any prior grant of consent, but rather must be expressly provided by Licensor.

2.9           Minimum Requirements Before Licensor May Consider Granting Consent to Assignment. Licensor shall not be required to consider whether or not to grant its consent to assignment, but rather Licensor may choose in its sole, exclusive and absolute discretion, not to consider whether or not to grant its consent to assignment. Licensee may not request (and Licensor will not be required to consider or grant) consent to any assignment at any time that (a) an Event of Default (as defined in the Credit Agreement) exists; (b) an event listed in Section 3.2 of this Agreement exists; or (c) circumstances exist that may with the passage of time constitute an Event of Default (as defined in the Credit Agreement) or an event listed in Section 3.2 of this Agreement. Before Licensee may request that Licensor consider granting the required consent to any assignment, Licensee shall first identify to Licensor in writing (a) the effective date of the proposed assignment; (b) the proposed assignee; and (c) all documents and information necessary to determine that the proposed assignee is capable of and shall satisfy each and every obligation of this Agreement. In addition, Licensee shall further demonstrate adequate assurance of the full and complete future performance of this Agreement, to the satisfaction of Licensor (which Licensor shall be entitled to determine in its sole, exclusive and absolute discretion). Licensee expressly understands and agrees, however, that the above requirements are just a small part of the overall matters that Licensor may take into consideration in reviewing any request for consent to an assignment and that even if Licensee meets all such requirements to the satisfaction of Licensor (which Licensor shall be entitled to determine in its sole, exclusive and absolute discretion), Licensor maintains the sole, exclusive and absolute right to grant or withhold such consent.

2.10         Limited Right to Sublicense. Unless (a) an Event of Default (as defined in the Credit Agreement) exists; (b) an event listed in Section 3.2 of this Agreement exists; or (c) circumstances exist that may with the passage of time constitute an Event of Default (as defined in the Credit Agreement) or an event listed in Section 3.2 of this Agreement, subject to Section 8.1(f) of the Credit Agreement, Licensee may sublicense the license granted under Section 2.1 of this Agreement with respect to the products of the StrongBox business line of Licensee (the “Business Line”), to the purchaser of all or substantially all of the operating assets (other than cash) of the Business Line (the “Permitted Sublicensee”) with or without Licensee’s consent. At least ten (10) days before any such transfer of the Business Line, Licensee will provide to Licensor information regarding the proposed sublicense to the Permitted Sublicensee, including, without limitation:  (i) the proposed effective date of the transaction, (ii) a description of the underlying transaction, and (iii) detailed information regarding the products, processes and services of each of the Business Line and the Permitted Sublicensee.  Any attempted assignment or sublicense (by operation of law or otherwise) by Licensee that does not conform with this Section 2.10 will be void. Any sublicense will be subject to the Permitted Sublicensee agreeing in writing to all applicable terms, conditions and restrictions in this Agreement, including without limitation, Sections 2.2 through 2.9, 3.2, 4, 5, and 6).

Following the sublicense to a Permitted Sublicensee, (x) the Licensed Products will be limited to the products of the Business Line that had been commercially released by Licensee before the sale of the Business Line and the natural evolutions thereto, and (y) the Licensed Products will not include any products, processes or services of the Permitted Sublicensee, any affiliate of Permitted Sublicensee, or any other person.  In addition, the Permitted Sublicensee may not assign or otherwise transfer any license rights (by operation of law or otherwise) and any such attempted assignment or transfer will be void.

2.11         Payment Upon Sublicense. If Licensor sublicenses its rights under this Agreement to the Permitted Sublicensee without Licensee’s consent, as permitted under Section 2.10, Licensor will pay to Licensee the proceeds from the sale of the Business Line as set forth in Section 2.1(e) of the Credit Agreement. If Licensor obtains Licensee’s consent, Licensor will not be required to pay the foregoing amount to Licensee.

3.            Term; Termination

3.1          Term. Unless otherwise terminated under Section 3.2, the term of this Agreement will begin on the Effective Date and will continue until all claims of the Licensed Patents expire or are held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken (the “Term”). The Term and this Agreement will automatically terminate if the Licensed Patents are assigned to Licensee after the repayment of amounts due under the Credit Agreement.

3.2         Termination. This Agreement will immediately terminate without further action of either party if any one of the following conditions in clauses (a) through (f) below occurs:

(a)          Licensee files a voluntary petition under the Bankruptcy Code or commences any other insolvency proceeding requesting or effectuating the winding-up, dissolution, or liquidation of the company;

(b)          Licensee is adjudicated bankrupt or insolvent or ordered by a court to wind-up, liquidate or dissolve the company;

(c)          the appointment of a receiver, supervisor or liquidator for all or substantially all of Licensee’s property;

(d)          Licensee makes any assignment for the benefit of Licensee’s creditors;

(e)          the commencement of any involuntary petition under the Bankruptcy Code against Licensee, or the institution of any other involuntary insolvency proceedings or proceedings for the liquidation, dissolution, or winding up of the business of Licensee or for the termination of any of its corporate charter; or

(f)          any transfer or attempted transfer of this Agreement (by change of control, operation of law or otherwise) that is not expressly permitted by this Agreement.

3.3         Effect of Termination; Survival.

(a)          If this Agreement is terminated under Section 3.2, all licenses granted under this Agreement will terminate as of the date of such termination.

(b)          Sections 1, 2.3, 3.3, 5, and 6 will survive any termination of this Agreement or expiration of the Term.

4.           Litigation

4.1         Licensor. Licensor makes no representation or warranty as to the validity, enforceability, or scope of any Licensed Patents. Licensor has no obligation under this Agreement to institute any action or suit against any third parties for infringement of any Licensed Patents, or to be party to or defend any action or suit brought by any third party that challenges or concerns the validity, enforceability, or scope of any of the Licensed Patents. Licensor has no obligation under this Agreement to file or prosecute any patent application included in the Licensed Patents, secure any Licensed Patents, or maintain any Licensed Patents.

4.2         Patent Litigation. Licensee has no right under this Agreement to (a) institute any action or suit for infringement of any of the Licensed Patents or (b) be party to or defend any action or suit brought by any third party challenging the validity, enforceability, or scope of any of the Licensed Patents.

5.           GOVERNING LAW, SUBMISSION TO JURISDICTION, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE

5.1         Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of law, except Section 5-1401 of the New York General Obligations Law; provided, however, that the prosecution, perfection, issuance, maintenance, validity and enforceability of any Licensed Patents arising under the laws of any other jurisdiction, and the interpretation and enforceability of any rights granted under such Licensed Patents, will be governed by the laws of that jurisdiction without reference to choice of law principles to the contrary. Licensee hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in the County of New York over any suit, action or proceeding arising out of or relating to this Agreement, and Licensee hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in the County of New York may be made by certified or registered mail, return receipt requested, or overnight mail with a reputable national carrier, directed to Licensee at the address indicated above, and service so made shall be complete five (5) days after the same shall have been so mailed (one day in the case of an overnight mail service).

5.2          Jury Trial Waiver. EACH OF LICENSEE AND LICENSOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY LICENSEE AND LICENSOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LICENSEE AND LICENSOR ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

6.            General Provisions

6.1           No Representations. LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO THE LICENSED PATENTS. THE LICENSED PATENTS ARE PROVIDED “AS IS.” LICENSOR DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY. WITHOUT LIMITATION, NOTHING IN THIS AGREEMENT WILL BE CONSTRUED AS AN ASSURANCE, WARRANTY OR REPRESENTATION (A) AS TO THE VALIDITY, ENFORCEABILITY, OR SCOPE OF ANY LICENSED PATENT; (B) THAT PRACTICE OF THE LICENSED PATENTS OR ANYTHING MADE, USED, SOLD, OR OTHERWISE DISTRIBUTED OR DISPOSED OF UNDER ANY LICENSE GRANTED HEREIN IS OR WILL BE FREE FROM INFRINGEMENT OF ANY OTHER PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES; OR (C) THAT THE LICENSED PATENTS WILL NOT BE FOUND INVALID, UNPATENTABLE, OR UNENFORCEABLE FOR ANY REASON IN ANY ADMINISTRATIVE, ARBITRATION, JUDICIAL, OR OTHER PROCEEDING.

6.2           Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Except as permitted under Sections 2.1 and 2.10, Licensee may not assign this Agreement or any rights or obligations under it (including without limitation by change of control, operation of law or otherwise) without Licensor’s specific, prior written consent (which may be granted or withheld in Licensor’s sole, absolute, and exclusive discretion). Licensor has the right, without the consent of or notice to Licensee, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Licensor’s obligations, rights, and benefits under this Agreement.

6.3           Indemnification. As between Licensor and Licensee, Licensee will be solely responsible for any and all claims, liabilities, damages, costs and expenses arising out of or in connection with the design, development, use, manufacture, sale, distribution, importation, advertising and other disposition of the Licensed Products. Licensee agrees to indemnify, defend and hold Licensor and its directors, officers, employees, agents, and attorneys, or any other Person affiliated with or representing Licensor (each, an “Indemnified Person”) harmless against:  (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the manufacture, use, sale, offer for sale or importation of the Licensed Products; and (b) all losses or expenses in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions involving the Licensed Products (including reasonable attorneys’ fees and expenses).

6.4           Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

6.5           Correction of Documents. Licensor may correct patent errors and fill in any blanks in the Loan Documents and Transaction Documents consistent with the agreement of the parties.

6.6           Amendments in Writing; Waiver; Integration. No purported amendment or modification of this Agreement, or waiver, discharge or termination of any obligation under this Agreement, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, or any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on this Agreement. Any waiver granted shall be limited to the specific circumstance expressly described in it and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver.

This Agreement represents the entire agreement about this subject matter and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement.

6.7           Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all of which, taken together, constitute one agreement.

6.8           Confidentiality. The existence of this Agreement, and the identities of the parties and the Licensed Patents, are not confidential; however, the specific terms and conditions of this Agreement are confidential and will only be disclosed by either party to a third party (a) with the prior written consent of the other party; (b) as required by law, legal process or by any governmental authority, regulatory authority, securities exchange or NASDAQ requirement; (c) in confidence to such other party’s shareholders, legal counsel and professional advisors; (d) in connection with a proposed or actual acquisition of either party; provided, that any such disclosure is made pursuant to a non-disclosure agreement in a form and substance reasonably acceptable to the other party; or (e) in patent infringement litigation involving any Licensed Patents.

6.9           Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Licensee and Licensor arising out of or relating to this Agreement, each party shall be responsible for its own costs and expenses, including, but not limited to, attorneys’ fees.

6.10         Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

6.11         Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

6.12         Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

6.13         Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

6.14         Third Parties. Nothing in this Agreement, whether express or implied, is intended to (a) confer any benefits, rights or remedies under or by reason of this Agreement on any Persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any Person not an express party to this Agreement, or (c) give any Person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date.

Licensor:	Licensee:
KIP CR P1 LP	Crossroads Systems, Inc.
By: KIP CR P1 GP LLC, its General Partner

Signature	Signature

/s/ Constantine M. Dakolias	/s/ Richard K. Coleman, Jr.
Name/Title of person signing (please print)	Name/Title of person signing (please print)
Constantine M. Dakolias	Richard K. Coleman, Jr.
President	Interim President and CEO
Address:	Address:

11000 North Mo-Pac Expressway
Austin, TX 78759

[Signature Page to Crossroads License Agreement]

Exhibit A

Licensed Patents

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
6,041,381	US	02-05-1998	FIBRE CHANNEL TO SCSI ADDRESSING METHOD AND SYSTEM Geoffrey B. Hoese
6,138,161	US	02-18-1999	METHOD AND SYSTEM FOR MAINTAINING RESERVE COMMAND RELATIONSHIPS IN A FIBRE CHANNEL NETWORK Robert A. Reynolds
6,148,421	US	05-29-1998	ERROR DETECTION AND RECOVERY FOR SEQUENTIAL ACCESS DEVICES IN A FIBRE CHANNEL PROTOCOL Geoffrey B. Hoese
6,151,331	US	09-23-1998	SYSTEM AND METHOD FOR PROVIDING A PROXY FARP FOR LEGACY STORAGE DEVICES Stephen K. Wilson
6,199,112	US	09-23-1998	SYSTEM AND METHOD FOR RESOLVING FIBRE CHANNEL DEVICE ADDRESSES ON A NETWORK USING THE DEVICE'S FULLY QUALIFIED DOMAIN NAME Stephen K. Wilson
6,205,141	US	06-30-1999	METHOD AND SYSTEM FOR UN-TAGGED COMMAND QUEUING Keith M. Arroyo
6,314,488	US	05-12-1998	SYSTEM FOR SEGMENTING A FIBRE CHANNEL ARBITRATED LOOP TO A PLURALITY OF LOGICAL SUB-LOOPS USING SEGEMENTATION ROUTER AS A MASTER TO CAUSE THE SEGMENTATION OF PHYSICAL ADDRESSES Brian R. Smith
6,341,315	US	02-26-1999	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
6,392,570	US	09-14-2000	METHOD AND SYSTEM FOR DECODING 8-BIT/10-BIT DATA USING LIMITED WIDTH DECODERS Thomas W. Bucht
6,643,693	US	09-15-1998	METHOD AND SYSTEM FOR MANAGING I/O TRANSMISSIONS IN A FIBRE CHANNEL NETWORK AFTER A BREAK IN COMMUNICATION Robert A. Reynolds
6,650,656	US	02-28-2002	METHOD AND SYSTEM FOR RECONCILING EXTENDED COPY COMMAND TARGET DESCRIPTOR LENGTHS John F. Tyndall
6,654,824	US	10-03-2001	HIGH-SPEED DYNAMIC MULTI-LANE DESKEWER Diego Fernando Vila
6,668,290	US	10-24-2000	SYSTEM AND METHOD FOR CONTROLLING READOUT OF FRAME DATA FROM BUFFER Michael A. Nelson
6,704,809	US	02-28-2002	METHOD AND SYSTEM FOR OVERLAPPING DATA FLOW WITHIN A SCSI EXTENDED COPY COMMAND John F. Tyndall
6,704,836	US	11-13-2002	METHOD FOR DYNAMIC CONTROL OF CONCURRENT EXTENDED COPY TASKS Robert M. Griswold, Jr.

[Exhibit A to Crossroads License Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
6,718,402	US	11-29-2000	METHOD AND SYSTEM FOR PERSISTENT UNIT ATTENTION IN A FIBRE CHANNEL STORAGE ROUTER Keith Arroyo
6,757,348	US	10-04-2001	HIGH-SPEED COORDINATED MULTI-CHANNEL ELASTIC BUFFER Diego Fernando Vila
6,804,753	US	10-04-2002	PARTITIONED LIBRARY William H. Moody II
6,848,007	US	11-10-2000	A SYSTEM FOR MAPPING ADDRESSES OF SCSI DEVICES BETWEEN PLURALITY OF SANS THAT CAN DYNAMICALLY MAP SCSI DEVICE ADDRESSES ACROSS A SAN EXTENDER Robert Allen Reynolds
6,894,979	US	04-24-2001	NETWORK ANALYZER/SNIFFER WITH MULTIPLE PROTOCOL CAPABILITIES David G. Lee
6,922,391	US	11-07-2000	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King
6,965,934	US	11-10-2000	ENCAPSULATION PROTOCOL FOR LINKING STORAGE AREA NETWORKS OVER A PACKET-BASED NETWORK Robert A. Reynolds
6,970,942	US	11-07-2000	METHOD OF ROUTING HTTP AND FTP SERVICES ACROSS HETEROGENEOUS NETWORKS Steve King
6,977,897	US	10-24-2000	SYSTEM AND METHOD FOR JITTER COMPENSATION IN DATA TRANSFERS Michael A. Nelson
7,024,591	US	07-12-2002	MECHANISM FOR ENABLING ENHANCED FIBRE CHANNEL ERROR RECOVERY ACROSS REDUNDANT PATHS USING SCSI LEVEL COMMANDS William H. Moody II
7,127,572	US	02-19-2004	CONSOLIDATION OF UNIT ATTENTIONS John F. Tyndall
7,185,028	US	03-11-2003	DATA FILES SYSTEMS WITH HIERARCHICAL RANKING FOR DIFFERENT ACTIVITY GROUPS Ulrich Lechner
7,251,708	US	08-07-2003	SYSTEM AND METHOD FOR MAINTAINING AND REPORTING A LOG OF MULTI-THREADED BACKUPS Steven A. Justiss
7,254,329	US	03-05-2004	METHOD AND SYSTEM FOR MULTI-INITIATOR SUPPORT TO STREAMING DEVICES IN A FIBRE CHANNEL NETWORK Robert A. Reynolds
7,310,696	US	01-27-2005	METHOD AND SYSTEM FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING CAPABILITIES IN A NETWORK John B. Haechten
7,327,223	US	01-26-2005	METHOD AND SYSTEM FOR DISTRIBUTING MANAGEMENT INFORMATION OVER POWER NETWORKS Bryan Schlinger

[Exhibit A to Crossroads License Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,333,489	US	10-24-2000	SYSTEM AND METHOD FOR STORING FRAME HEADER DATA Michael A. Nelson
7,350,114	US	09-01-2005	MECHANISM FOR ENABLING ENHANCED FIBRE CHANNEL ERROR RECOVERY ACROSS REDUNDANT PATHS USING SCSI LEVEL COMMANDS William H. Moody II
7,370,173	US	01-28-2005	METHOD AND SYSTEM FOR PRESENTING CONTIGUOUS ELEMENT ADDRESSES FOR A PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,415,564	US	08-15-2007	METHOD AND SYSTEM FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING FUNCTIONALITY IN A NETWORK John B. Haechten
7,424,075	US	07-31-2003	PSEUDORANDOM DATA PATTERN VERIFIER WITH AUTOMATIC SYNCHRONIZATION Diego F. Vila
7,428,613	US	06-29-2004	SYSTEM AND METHOD FOR CENTRALIZED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,447,852	US	12-22-2004	SYSTEM AND METHOD FOR MESSAGE AND ERROR REPORTING FOR MULTIPLE CONCURRENT EXTENDED COPY COMMANDS TO A SINGLE DESTINATION DEVICE Steven A. Justiss
7,448,049	US	08-22-2003	SYSTEM AND METHOD OF SUPPORTING KERNEL FUNCTIONALITY Lisheng Xing
7,451,291	US	01-28-2005	SYSTEM AND METHOD FOR MODE SELECT HANDLING FOR A PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,453,348	US	06-18-2007	METHOD AND SYSTEM FOR DISTRIBUTING MANAGEMENT INFORMATION OVER POWER NETWORKS Bryan Schlinger
7,454,565	US	06-29-2004	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,500,047	US	12-03-2004	SYSTEM AND METHOD FOR PROCESSING COMMANDS John F. Tyndall
7,505,980	US	11-07-2003	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MULTIPLE PHYSICAL MEDIA LIBRARIES John F. Tyndall
7,508,756	US	03-28-2005	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King
7,509,330	US	09-03-2004	APPLICATION-LAYER MONITORING OF COMMUNICATION BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing

[Exhibit A to Crossroads License Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,529,753	US	09-03-2004	PROVIDING APPLICATION-LAYER FUNCTIONALITY BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing
7,552,294	US	12-22-2004	SYSTEM AND METHOD FOR PROCESSING MULTIPLE CONCURRENT EXTENDED COPY COMMANDS TO A SINGLE DESTINATION DEVICE Steven A. Justiss
7,584,190	US	02-16-2007	DATA FILES SYSTEMS WITH HIERARCHICAL RANKING FOR DIFFERENT ACTIVITY GROUPS Ulrich Lechner
7,584,318	US	11-02-2007	APPARATUS FOR COORDINATING INTEROPERABILITY BETWEEN DEVICES OF VARYING CAPABILITIES IN A NETWORK John B. Haechten
7,603,449	US	06-10-2002	SYSTEM AND METHOD FOR INQUIRY CACHING Stephen G. Dale
7,711,805	US	12-22-2004	SYSTEM AND METHOD FOR COMMAND TRACKING Stephen G. Dale
7,711,871	US	08-30-2004	INTERFACE DEVICE AND METHOD FOR COMMAND PROCESSING John B. Haechten
7,711,913	US	04-20-2007	SYSTEM AND METHOD FOR BACKING UP EXTENDED COPY COMMANDS William H. Moody II
7,716,406	US	03-01-2006	METHOD AND SYSTEM FOR PERSISTENT RESERVATION HANDLING IN A MULTI-INITIATOR ENVIRONMENT John F. Tyndall
7,752,384	US	11-07-2003	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MEDIA LIBRARIES William H. Moody II
7,752,416	US	09-25-2008	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,788,413	US	04-29-2005	METHOD AND SYSTEM FOR HANDLING COMMANDS REQUESTING MOVEMENT OF A DATA STORAGE MEDIUM BETWEEN PHYSICAL MEDIA LIBRARIES Steven A. Justiss
7,827,261	US	12-22-2004	SYSTEM AND METHOD FOR DEVICE MANAGEMENT Robert M. Griswold, Jr.
7,831,621	US	09-27-2007	SYSTEM AND METHOD FOR SUMMARIZING AND REPORTING IMPACT OF DATABASE STATEMENTS Kevin Banks
7,895,160	US	01-26-2009	APPLICATION-LAYER MONITORING OF COMMUNICATION BETWEEN ONE OR MORE DATABASE CLIENTS AND ONE OR MORE DATABASE SERVERS David B. Ewing
7,899,945	US	04-30-2010	INTERFACE DEVICE AND METHOD FOR COMMAND PROCESSING John B. Haechten
7,904,539	US	03-13-2009	SYSTEM AND METHOD FOR SERVICING INQUIRY COMMANDS ABOUT TARGET DEVICES IN STORAGE AREA NETWORK Stephen G. Dale

[Exhibit A to Crossroads License Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
7,908,252	US	03-19-2008	SYSTEM AND METHOD FOR VERIFYING PATHS TO A DATABASE Matthew Eugene Landt
7,908,366	US	02-01-2008	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
7,912,053	US	03-23-2009	METHOD AND SYSTEM FOR DECREASING ROUTING LATENCY FOR SWITCHING PLATFORMS WITH VARIABLE CONFIGURATION Steve King
7,941,597	US	06-07-2010	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MEDIA LIBRARIES William H. Moody II
7,962,513	US	10-30-2006	SYSTEM AND METHOD FOR DEFINING AND IMPLEMENTING POLICIES IN A DATABASE SYSTEM David Boles
7,971,006	US	01-28-2005	SYSTEM AND METHOD FOR HANDLING STATUS COMMANDS DIRECTED TO PARTITIONED MEDIA LIBRARY Steven A. Justiss
7,971,019	US	02-23-2009	SYSTEM AND METHOD FOR CONTROLLING ACCESS TO MULTIPLE PHYSICAL MEDIA LIBRARIES John F. Tyndall
7,974,215	US	02-04-2008	SYSTEM AND METHOD OF NETWORK DIAGNOSIS Robert C. Sims
7,975,124	US	04-16-2010	SYSTEM AND METHOD FOR DISTRIBUTED PARTITIONED LIBRARY MAPPING Steven A. Justiss
7,984,073	US	06-15-2005	SYSTEM AND METHOD FOR PROVIDING SERVICE MANAGEMENT IN A DISTRIBUTED DATABASE SYSTEM Jack Basiago
8,156,215	US	10-29-2010	SYSTEM AND METHOD FOR DEVICE MANAGEMENT Robert M. Griswold, Jr.
8,250,378	US	02-04-2008	SYSTEM AND METHOD FOR ENABLING ENCRYPTION Robert C. Sims
8,271,673	US	08-09-2004	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
8,341,211	US	09-14-2007	SYSTEM AND METHOD FOR INQUIRY CACHING IN A STORAGE AREA NETWORK Stephen G. Dale
11/801,809 US 2008/0282265	US	05-11-2007	METHOD AND SYSTEM FOR NON-INTRUSIVE MONITORING OF LIBRARY COMPONENTS Michael R. Foster
12/025,436 US 2009/0198737	US	02-04-2008	SYSTEM AND METHOD FOR ARCHIVE VERIFICATION Robert C. Sims
12/115,218 US 2009/0274300	US	05-05-2008	METHOD FOR CONFIGURING THE ENCRYPTION POLICY FOR A FIBRE CHANNEL DEVICE Patrick S. Tou
12/692,403 US 2010/0182887	US	01-22-2010	SYSTEM AND METHOD FOR IDENTIFYING FAILING DRIVES OR MEDIA IN MEDIA LIBRARY William H. Moody II

[Exhibit A to Crossroads License Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
13/042,209 US 2011/0161584	US	03-07-2011	SYSTEM AND METHOD FOR INQUIRY CACHING IN A STORAGE AREA NETWORK Stephen G. Dale
13/091,877 US 2011/0194451	US	04-21-2011	SYSTEM AND METHOD OF NETWORK DIAGNOSIS Robert C. Sims
13/312,068 US 2012/0079131	US	12-06-2011	STREAMING METHOD AND SYSTEM FOR FIBRE CHANNEL NETWORK DEVICES Keith M. Arroyo
13/430,429 US 2012/0185589	US	03-26-2012	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
13/459,720 US 2012/0221597	US	04-30-2012	MEDIA LIBRARY MONITORING SYSTEM AND METHOD Robert C. Sims
13/685,539 US 2013/0080568	US	11-26-2012	SYSTEM AND METHOD FOR CACHING INQUIRY DATA ABOUT SEQUENTIAL ACCESS DEVICES Stephen G. Dale
AU 737205	AU	05-29-1998	ERROR DETECTION AND RECOVERY FOR SEQUENTIAL ACCESS DEVICES IN A FIBRE CHANNEL PROTOCOL Geoffrey B. Hoese
EP 2 526 488	EP	01-18-2011	SYSTEM AND METHOD FOR IDENTIFYING FAILING DRIVES OR MEDIA IN MEDIA LIBRARY William H. Moody
12/025,300	US		DETERMINING, DISPLAYING AND USING TAPE DRIVE SESSION INFORMATION
12/201,956	US		SYSTEM AND METHOD FOR ADJUSTING TO DRIVE SPECIFIC CRITERIA
12/888,954	US		SYSTEM AND METHOD FOR ELIMINATING PERFORMANCE IMPACT OF INFORMATION COLLECTION FROM MEDIA DRIVES
12/861,609	US		SYSTEM AND METHOD FOR ARCHIVE VERIFICATION ACCORDING TO POLICIES
12/861,612	US		SYSTEM AND METHOD FOR ARCHIVE VERIFICATION USING MULTIPLE ATTEMPTS
13/109,192	US		SYSTEM AND METHOD FOR IMPLEMENTING A NETWORKED FILE SYSTEM UTILIZING A MEDIA LIBRARY
13/267,758	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR OPTIMIZATION OF TAPE PERFORMANCE
13/267,763	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR OPTIMIZATION OF TAPE PERFORMANCE USING DISTRIBUTED FILE COPIES
13/267,665	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR TRICKLING DATA TO A HOST
13/267,743	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR RETRIEVING A FILE AFTER AN ERROR

[Exhibit A to Crossroads License Agreement]

Patent or application no.	Country	Filing Date (mm-dd-yyyy)	Title of Patent and First Named Inventor
13/451,812	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR A SELF-DESCRIBING TAPE
13/847,965	US		SYSTEM AND METHOD FOR ENHANCING DATA RELIABILITY AND RECOVERING FROM MEDIA ERRORS
13/531,310	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR HOST SYSTEM LTFS AUTO-ADAPTATION
13/532,512	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR CONTROLLING FILE MIGRATION IN ARCHIVING SYSTEMS
13/532,518	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR SYNCHRONIZING DATA WRITTEN TO TAPE AND RECOVERING IN THE CASE OF FAILURE
13/485,060	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR RECOVERING STUB FILES
13/614,857	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR PARTIALLY SYNCHRONOUS AND PARTIALLY ASYNCHRONOUS MOUNTS/UNMOUNTS IN A MEDIA LIBRARY
13/459,531	US		SYSTEM AND METHOD FOR USING A MEMORY BUFFER TO STREAM DATA FROM A TAPE TO MULTIPLE CLIENTS
13/480,781	US		SYSTEM, METHOD AND COMPUTER PROGRAM PRODUCT FOR TAMPER PROTECTION IN A DATA STORAGE SYSTEM
102 11 606
PCT/US13/038755

[Exhibit A to Crossroads License Agreement]